EXHIBIT 24

POWER OF ATTORNEY

          The undersigned, in her capacity as a director or officer of Spartan Stores, Inc., appoints DAVID M. STAPLES and ALEX J. DEYONKER, or either of them, with full power of substitution, his attorney and agent to execute in his name one or more Registration Statements on Form S-8 to register the offering and sale of shares of Spartan Stores, Inc. common stock, no par value and plan interests pursuant to the Spartan Stores, Inc. Savings Plus Plan, and Spartan Stores, Inc. Savings Plus Plan for Union Associates, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

May 16, 2007	/s/ M. Shân Atkins
M. Shân Atkins

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer of Spartan Stores, Inc., appoints DAVID M. STAPLES and ALEX J. DEYONKER, or either of them, with full power of substitution, his attorney and agent to execute in his name one or more Registration Statements on Form S-8 to register the offering and sale of shares of Spartan Stores, Inc. common stock, no par value and plan interests pursuant to the Spartan Stores, Inc. Savings Plus Plan, and Spartan Stores, Inc. Savings Plus Plan for Union Associates, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

May 16, 2007	/s/ Dr. Frank M. Gambino
Dr. Frank M. Gambino

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer of Spartan Stores, Inc., appoints DAVID M. STAPLES and ALEX J. DEYONKER, or either of them, with full power of substitution, his attorney and agent to execute in his name one or more Registration Statements on Form S-8 to register the offering and sale of shares of Spartan Stores, Inc. common stock, no par value and plan interests pursuant to the Spartan Stores, Inc. Savings Plus Plan, and Spartan Stores, Inc. Savings Plus Plan for Union Associates, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

May 16, 2007	/s/ Frederick J. Morganthall
Frederick J. Morganthall

POWER OF ATTORNEY

          The undersigned, in her capacity as a director or officer of Spartan Stores, Inc., appoints DAVID M. STAPLES and ALEX J. DEYONKER, or either of them, with full power of substitution, his attorney and agent to execute in his name one or more Registration Statements on Form S-8 to register the offering and sale of shares of Spartan Stores, Inc. common stock, no par value and plan interests pursuant to the Spartan Stores, Inc. Savings Plus Plan, and Spartan Stores, Inc. Savings Plus Plan for Union Associates, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

May 16, 2007	/s/ Elizabeth A. Nickels
Elizabeth A. Nickels

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer of Spartan Stores, Inc., appoints DAVID M. STAPLES and ALEX J. DEYONKER, or either of them, with full power of substitution, his attorney and agent to execute in his name one or more Registration Statements on Form S-8 to register the offering and sale of shares of Spartan Stores, Inc. common stock, no par value and plan interests pursuant to the Spartan Stores, Inc. Savings Plus Plan, and Spartan Stores, Inc. Savings Plus Plan for Union Associates, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

May 16, 2007	/s/ Timothy J. O'Donovan
Timothy J. O'Donovan

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer of Spartan Stores, Inc., appoints DAVID M. STAPLES and ALEX J. DEYONKER, or either of them, with full power of substitution, his attorney and agent to execute in his name one or more Registration Statements on Form S-8 to register the offering and sale of shares of Spartan Stores, Inc. common stock, no par value and plan interests pursuant to the Spartan Stores, Inc. Savings Plus Plan, and Spartan Stores, Inc. Savings Plus Plan for Union Associates, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

May 16, 2007	/s/ Kenneth T. Stevens
Kenneth T. Stevens

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer of Spartan Stores, Inc., appoints DAVID M. STAPLES and ALEX J. DEYONKER, or either of them, with full power of substitution, his attorney and agent to execute in his name one or more Registration Statements on Form S-8 to register the offering and sale of shares of Spartan Stores, Inc. common stock, no par value and plan interests pursuant to the Spartan Stores, Inc. Savings Plus Plan, and Spartan Stores, Inc. Savings Plus Plan for Union Associates, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

May 16, 2007	/s/ James F. Wright
James F. Wright